UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

Andeavor

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas		78259-1828
(Address of principal executive offices)		(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2018, Andeavor (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into Supplemental Indentures (the “Supplemental Indentures”) following the Company’s receipt of the requisite consents of the holders of the Company’s outstanding 5.375% Senior Notes due 2022, 5.125% Senior Notes due 2024, 4.750% Senior Notes due 2023, 5.125% Senior Notes due 2026, 3.800% Senior Notes due 2028, and 4.500% Senior Notes due 2048 (collectively, the “Notes”) pursuant to consent solicitations in respect of certain amendments to the Notes that commenced on August 29, 2018 (the “Consent Solicitations”). The Supplemental Indentures eliminate most of the restrictive covenants and certain default provisions respecting the Notes. The Supplemental Indentures are effective upon execution but will only become operative upon consummation of the Consent Solicitations.

Copies of the Supplemental Indentures are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Form 8-K and are incorporated herein by reference. The description of the Supplemental Indentures is qualified in its entirety by the terms of the respective Indentures and the Supplemental Indentures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of September 13, 2018, to Indenture dated as of September 27, 2012 between Andeavor and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture, dated as of September 13, 2018, to Indenture, dated as of March 18, 2014 between Andeavor and U.S. Bank National Association, as trustee.

4.3	First Supplemental Indenture, dated as of September 13, 2018, to Indenture, dated as of December 22, 2016 between Andeavor and U.S. Bank National Association, as trustee.

4.4	Second Supplemental Indenture, dated as of September 13, 2018, to Indenture, dated as of December 21, 2017 between Andeavor and U.S. Bank National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ANDEAVOR

By:	/s/ Blane W. Peery
Name:	Blane W. Peery
Title:	Vice President and Controller

Date: September 14, 2018